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                                                                     EXHIBIT 4.9

                              CONSENT OF GUARANTORS


         Each of the undersigned (a) is a Guarantor under a Guaranty dated July 30, 2002 (the "Guaranty") guarantying the obligations of M.D.C. Holdings, Inc. under a certain Amended and Restated Credit Agreement dated as of July 30, 2002 (as amended, the "Second Credit Agreement"; terms used herein shall have the meanings provided for in the Credit Agreement), (b) does hereby acknowledge and consent to the Commitment and Acceptance of even date herewith by and among the Borrower, the Administrative Agent, and Citicorp North America, Inc., Guaranty Bank and SunTrust Bank, providing for an increase of the Aggregate Commitment to $593,000,000 and (c) acknowledges and agrees that its obligations under its Guaranty remain in full force and effect.

         This Consent of Guarantors is executed and delivered as of December 5, 2002.

                                    RICHMOND AMERICAN HOMES OF CALIFORNIA,
                                     INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF MARYLAND,
                                     INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF NEVADA,
                                     INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF VIRGINIA,
                                     INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF ARIZONA,
                                     INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President



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                                    RICHMOND AMERICAN HOMES OF COLORADO,
                                     INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF WEST
                                    VIRGINIA, INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF CALIFORNIA
                                    ((INLAND EMPIRE), INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF UTAH, INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN HOMES OF TEXAS, INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    M.D.C. LAND CORPORATION

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RICHMOND AMERICAN CONSTRUCTION, INC.

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President

                                    RAH TEXAS HOLDINGS, LLC

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President



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

                                    RAH OF TEXAS, L.P.
                                    By: RICHMOND AMERICAN HOMES OF TEXAS,
                                         INC., its general partner

                                    By: /s/ JOHN J. HEANEY
                                        ----------------------------------------
                                    Name: John J. Heaney, Vice President




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